                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                        All Communications Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                         ALL COMMUNICATIONS CORPORATION

May 15, 1998
To Our Stockholders:

     On behalf of the Board of Directors, it is our pleasure to invite you to attend the Annual Meeting of Stockholders 1998 (the "Annual Meeting") of All Communications Corporation (the "Company"), which will be held at 9:00 a.m. local time on Friday, June 19, 1998 at the Holiday Inn, 304 Route 22 West, Springfield, New Jersey, 07081.

     At the Annual Meeting, you will be asked to consider and vote on the following proposals:

          1. To elect one Class I Director for a two year term and two Class II Directors for a three year term each;

          2. To amend the Company's Stock Option Plan to increase the number of shares of Common Stock reserved for issuance from 500,000 to 1,500,000;

          3. To ratify the appointment of BDO Seidman, LLP, as independent auditors of the Company for the fiscal year ending December 31, 1998; and;

          4. To act upon such other business as may properly come before the Annual Meeting:

     It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend. Accordingly, you are urged to sign, date and mail the enclosed proxy promptly.

                                          Sincerely,

                                          RICHARD REISS
                                          Chairman, President and Chief
                                          Executive Officer

                         ALL COMMUNICATIONS CORPORATION
                                225 LONG AVENUE
                           HILLSIDE, NEW JERSEY 07205

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 19, 1998

To the Stockholders of All Communications Corporation:

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Annual Meeting") of All Communications Corporation, a New Jersey corporation (the "Company"), will be held on Friday, June 19, 1998 at 9:00 a.m., local time at the Holiday Inn, 304 Route 22 West, Springfield, New Jersey 07081, for the purpose of considering and acting upon the following:

          1. The election of one director to serve a two year term as Class I Director and the election of two directors to serve a three year term each as Class II Directors;

          2. A proposal to amend the Company's Stock Option Plan to increase the number of shares of Common Stock reserved for issuance from 500,000 to 1,500,000;

          3. Ratification of the appointment of BDO Seidman, LLP as the Company's independent accountants for the fiscal year ending December 31, 1998; and

          4. The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 7, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of Common Stock of record on such date will be entitled to vote at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          ANDREA GRASSO
                                          Secretary

Hillside, New Jersey
May 15, 1998

     It is important that your shares be represented at this meeting in order that a quorum may be assured. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED AND TO DO SO IN ADEQUATE TIME FOR YOUR DIRECTIONS TO BE RECEIVED AND TABULATED PRIOR TO THE SCHEDULED MEETING.

                         ALL COMMUNICATIONS CORPORATION
                                225 LONG AVENUE
                           HILLSIDE, NEW JERSEY 07205

                                PROXY STATEMENT
                      1998 ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON FRIDAY, JUNE 19, 1998

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of All Communications Corporation (the "Company"), a New Jersey corporation, to be voted at the 1998 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Holiday Inn, 304 Route 22 West, Springfield New Jersey, on Friday, June 19, 1998, at 9:00 a.m. local time, or at any postponement or adjournment thereof. This Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy are first being mailed to stockholders on or about May 15, 1998.

     Only holders of record of the Company's common stock, no par value ("Common Stock") at the close of business on May 7, 1998 (the "Record Date") are entitled to vote on the matters to be presented at the Annual Meeting. The number of shares of Common Stock outstanding on such date and entitled to vote was 4,910,000. Holders of Common Stock are entitled to one vote on each matter to be voted upon by the stockholders at the Annual Meeting for each share held.

     At the Annual Meeting, stockholders will be asked to consider and vote upon
(1) the election of one director to serve a two year term as Class I Director and two directors each to serve a three year term as Class II Directors; (2) a proposal to amend the Company's Stock Option Plan to increase the number of shares of Common Stock reserved for issuance from 500,000 to 1,500,000; and (3) the ratification of the appointment of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending December 31, 1998 (the "Independent Auditors Proposal"). At the Annual Meeting, stockholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting.

                          QUORUM AND VOTE REQUIREMENTS

     The presence, in person or by proxy, of holders of record of a majority of the shares of Common Stock issued and outstanding and entitled to vote is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Proxies submitted with votes withheld for the election of directors, abstentions and broker non-votes are included in determining whether a quorum is present. Directors are elected by a plurality of votes cast. Approval of the proposal to amend the Company's Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy, and entitled to vote at the Annual Meeting. Approval of the Independent Auditors Proposal and all other matters to properly come before the Meeting requires the affirmative vote of a majority of the votes cast by holders of Common Stock entitled to vote at the Annual Meeting. Abstentions have the effect of votes against the proposal to amend the Company's Stock Option Plan and are not counted in tabulating the number of votes cast for the Independent Auditors' Proposal and any other matters properly brought before the Annual Meeting. Votes withhheld have no impact on the election of Directors except to reduce the number of votes for the nominees. Broker non-votes are counted only for purposes of determining whether a quorum is present and, therefore, will not be included in vote totals and will have no effect on the outcome of the votes on all proposals to be acted upon at the Annual Meeting.

                          SOLICITATION AND REVOCATION

     All Common Stock represented by properly executed proxies which are returned and not revoked prior to the time of the Annual Meeting will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in an executed proxy, it will be voted (1) in favor of the nominees for election as directors named below; (2) FOR the proposal to amend the Stock Option Plan; (3) FOR the Independent Auditors Proposal, and in accordance with the proxyholder's discretion as to any other business raised at the Annual Meeting. Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to the Company shall not in and of itself constitute a revocation of such proxy.

     The Company will bear its own cost of the solicitation of proxies. Proxies will be solicited initially by mail. Further solicitation may be made by directors, officers and employees of the Company personally, by telephone or otherwise, but any such person will not be specifically compensated for such services. The Company also intends to make, through banks, brokers or other persons, a solicitation of proxies of beneficial holders of the Common Stock. Upon request, the Company will reimburse brokers, dealers, banks and similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of Common Stock which such persons hold of record.

                     PROPOSAL NO. 1. ELECTION OF DIRECTORS

     The following table sets forth certain information with respect to the nominee for Class I Director for a two year term expiring at the 2000 Annual Meeting of Stockholders and the two nominees for Class II Directors for a three year term each expiring at the 2001 Annual Meeting of Stockholders for election to the Company's Board of Directors. The Board of Directors knows of no reason why any of its nominees will be unable or will refuse to accept election. If any nominee becomes unable or refuses to accept election, the Board of Directors will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee. All Directors shall be elected by a plurality of the votes cast.

                                                                     CLASS OF     DIRECTOR
NAME AND PRINCIPAL OCCUPATION                                 AGE    DIRECTORS     SINCE
-----------------------------                                 ---    ---------    --------
Richard Reiss...............................................  41       Class I      1991
  Chairman of the Board, President and Chief Executive
  Officer of the Company since 1991; President and Chairman
  of the Board of AllComm Products Corp. since 1997.
Robert B. Kroner............................................  68      Class II      1991
  Director of the Company since 1991; Vice President and
  General Counsel since 1997; Director of AllComm Products
  Corp. since 1997; Self employed New Jersey Attorney prior
  to 1997.
Andrea Grasso...............................................  37      Class II      1996
  Secretary of the Company since 1995 and a Director since
  1996; Served as Office Administrator of the Company since
  1991; Director and Secretary of AllComm Products Corp.
  since 1997.

     The following table sets forth certain information with respect to the Company's Class III Directors whose terms of office will continue after the Annual Meeting.

                                                                     CLASS OF     DIRECTOR
NAME AND PRINCIPAL OCCUPATION                                 AGE    DIRECTORS     SINCE
-----------------------------                                 ---    ---------    --------
Eric Friedman...............................................  49     Class III      1996
  Director of the Company since 1996; Vice President and
  Treasurer of Chem International Inc. since 1996; Certified
  Public Accountant and partner in Shachat and Simson, a
  certified public accounting firm prior to 1996.
Peter N. Maluso.............................................  43     Class III      1996
  Director of the Company since 1996; Principal at
  International Business Machines, Inc., responsible for IBM
  Global Services Legacy Transformation Consulting Practice
  in Northeastern United States since 1995. From 1988 to
  1995, Senior Manager at KPMG Peat Marwick, a certified
  public accounting firm.

RECOMMENDATION AND VOTE

     The Board unanimously recommends a vote FOR the election of the Nominees to the Board of Directors.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 31, 1998, the beneficial ownership of Common Stock of the Company by each director, each of the named executive officers in the Summary Compensation Table herein, all executive officers and directors as a group and each person known to the Company to beneficially own five percent or more of the outstanding shares of the Common Stock of the Company.

                                                                   NUMBER OF             PERCENT OF
                                                              SHARES BENEFICIALLY    SHARES BENEFICIALLY
                           NAME                                    OWNED(1)                 OWNED
                           ----                               -------------------    -------------------
Richard Reiss.............................................         2,805,000(2)             49.4%
Leo Flotron...............................................           279,000(3)              5.6%
Joseph Scotti.............................................           279,000(3)              5.6%
Robert B. Kroner..........................................           152,500(4)              3.1%
Eric Friedman.............................................            32,500(5)                *
Peter N. Maluso...........................................            47,500(6)              1.0%
Andrea Grasso.............................................            25,000                   *
All directors and executive officers as a group (8
  persons)................................................         3,692,500(7)             60.9%

---------------
 *  Less than 1%

(1) Unless otherwise indicated by footnote, the named persons have sole voting and investment power with respect to the shares of Common Stock beneficially owned.

(2) Includes 770,000 shares subject to presently exercisable stock options.

(3) Includes 79,000 shares subject to presently exercisable stock options.

(4) Includes 2,500 shares subject to presently exercisable stock options.

(5) Includes 7,500 shares subject to presently exercisable stock options and 12,500 shares subject to presently exercisable warrants.

(6) Includes 7,500 shares subject to presently exercisable stock options.

(7) Includes an aggregate 1,157,500 shares subject to presently exercisable stock options.

                      DIRECTORS; COMPENSATION OF DIRECTORS

     The Board of Directors held eight meetings during 1997, and all directors attended at least 75% of those meetings of the Board of Directors and all committees on which they served.

     No compensation was paid to any director for his services to the Board of Directors or any committee.

     The Board of Directors has an Audit Committee, whose members are Messrs. Reiss, Friedman and Maluso. The Audit Committee periodically consults with the Company's management and independent public accountants on financial matters, including the Company's internal financial controls and procedures. The Audit Committee met once in 1997, and all members attended the meeting. The Board of Directors also has a Compensation Committee, whose members are Messrs. Friedman, Kroner and Maluso which reviews and makes recommendations concerning salaries, bonuses and other compensation for officers of the Company. The Compensation Committee met once in 1997 and all members attended the meeting. The Company's Stock Option Plan is administered by the Stock Option Plan Committee composed of Messrs. Friedman and Maluso.

                               EXECUTIVE OFFICERS

     The following individuals are executive officers of the Company but are not Directors or nominees for Director:

     Scott Tansey has been the Company's Vice President of Finance since 1996 and Treasurer since 1997. Mr. Tansey served as Director, Finance and Administration of Data Transmission Services from 1992 until 1996. He is a Certified Public Accountant.

     Leo Flotron has been a Vice President of Sales and Marketing of the Company since October 1995 and is primarily responsible for videoconferencing and network products. From 1988 to 1995, Mr. Flotron held various positions with Sony Electronics, Inc.

     Joseph Scotti has been Vice President of Sales and Marketing of the Company since August, 1995 and is primarily responsible for all aspects of voice communications. Mr. Scotti held various positions with Northern Telecom from 1990 to 1995.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on a review of Forms 3, 4 and 5 submitted to the Company during and with respect to 1997, all statements of beneficial ownership required to be filed with the Securities and Exchange Commission (the "Commission") were timely filed, except that Mr. Maluso was late in filing one monthly report for two transactions.

                             EXECUTIVE COMPENSATION

     The following table shows, for the fiscal years ended December 31, 1997, 1996 and 1995, certain compensation information as to the Chief Executive Officer and each executive officer of the Company who served as an executive officer during the fiscal year ended December 31, 1997, and whose salary and bonus exceeded $100,000 in 1997 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION             LONG TERM COMPENSATION
                                         ---------------------------   ----------------------------------
                                                                          SECURITIES
                                                                          UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION              YEAR   SALARY($)   BONUS($)   STOCK OPTIONS(#)   COMPENSATION($)
---------------------------              ----   ---------   --------   ----------------   ---------------
Richard Reiss..........................  1997    133,000     25,000        850,000            13,434(1)
President and Chief Executive Officer    1996    108,000     50,000             --                --
                                         1995    100,000     31,500             --                --
Leo Flotron............................  1997    104,000     54,307(2)      95,000             4,800(3)
Vice President                           1996     68,640     31,760             --                --
                                         1995     16,500         --             --                --
Joseph Scotti..........................  1997    104,000     54,307(2)      95,000             4,800(3)
Vice President                           1996     68,640     31,760             --                --
                                         1995     36,500         --             --                --

---------------
(1) Includes $9,111 for automobile lease payments and $4,323 for life insurance premium paid by the Company.

(2) Includes commissions of $34,307.

(3) Includes an automobile allowance of $4,800.

EMPLOYMENT AGREEMENTS

     Effective January 1, 1997, the Company entered into an employment agreement with Richard Reiss, President of the Company. The agreement was to expire December 31, 2001 and provided for Mr. Reiss to receive an annual base salary as follows: $138,000 for the fiscal year ending December 31, 1997; $175,000 for the fiscal year ending December 31, 1998; and $210,000 for the fiscal year ending December 31, 1999. The annual base salary for Mr. Reiss for the fourth and fifth years of the employment agreement was to be for amounts recommended by the Compensation Committee of the Board of Directors, but in no event less than $210,000 per annum. Effective March 21, 1997, the employment agreement with Mr. Reiss was amended. In consideration for Mr. Reiss agreeing to extend the term of the agreement for an additional year, through December 31, 2002, and to a reduction of his salary, the Company granted Mr. Reiss an option outside of the Company's stock option plan to purchase up to 750,000 shares of Common Stock, exercisable at any time through March 20, 2002, at a price of $5.00 per share. The employment agreement, as amended, provides for Mr. Reiss to receive an annual base salary as follows: $133,000 for the fiscal year ending December 31, 1997; $170,000 for the fiscal year ending December 31, 1998; and $205,000 for the fiscal year ending December 31, 1999. The annual base salary for Mr. Reiss for the fourth, fifth and sixth years of the employment agreement shall be for amounts recommended by the Compensation Committee, but in no event less than $205,000 per annum.

     Effective January 1, 1997, the Company entered into employment agreements with Joseph Scotti, Vice President -- Sales and Marketing of Voice Products and Leo Flotron, Vice President -- Sales and Marketing of Videoconferencing Products of the Company. The agreements expire on December 31, 1999 and each provide for the following annual base salary: $104,000 for the fiscal year ending December 31, 1997; $114,000 for the fiscal year ending December 31, 1998; and $124,000 for the fiscal year ending December 31, 1999. Additionally, Messrs. Scotti and Flotron are each to receive one-half of 1% of net sales of the Company, paid bi-annually, during the term of their employment agreements.

     Messrs. Reiss, Scotti and Flotron have agreed to devote their full business time to the affairs of the Company. The Company has agreed to secure, and pay the premiums on, a life insurance policy on the life of Mr. Reiss, in the amount of $1,000,000, with the benefits payable to his estate or designated beneficiary. The Company has also agreed to provide Mr. Reiss with the use of an automobile. Mr. Reiss' employment agreement entitles him to participate in all Company pension and profit-sharing plans and to receive an option to purchase an aggregate of up to 100,000 shares of Common Stock under the Company's stock option plan. The Company has agreed to provide each of Messrs. Scotti and Flotron with an automobile allowance of $400 per month.

     The Company has the right to terminate the aforementioned employment agreements for "cause" as defined in the employment agreements. The Company has the right to terminate Mr. Reiss without cause, upon not less than 90 days' prior written notice in the event that Mr. Reiss is unable to perform his required duties for a period of 120 consecutive days due to "total and permanent disability," as defined in the employment agreement. In such event, Mr. Reiss shall be entitled to receive compensation for the remainder of the term of the employment agreement. The Company may terminate the employment agreements of Messrs. Scotti and Flotron without cause, upon not less than ten days' prior written notice in the event that either Mr. Scotti or Mr. Flotron are unable to perform their required duties for a period of 90 consecutive days due to "total and permanent disability." In such event the employee shall be entitled to compensation for the 90-day disability period. Each of the aforementioned employees may terminate his employment with the Company at any time upon 90 days' prior written notice. In such event, the employee shall only be entitled to the compensation due through the date of termination. Such employees have also agreed not to disclose any confidential information of the Company during the term of employment or thereafter. In addition, these employees have agreed not to compete with the Company during the term of their employment and for a period of one year after the date of termination of their employment with the Company.

          OPTION GRANTS DURING THE FISCAL YEAR ENDED DECEMBER 31, 1997

     The following table sets forth individual grants of stock options by the Company pursuant to the Company's Stock Option Plan to the Named Executive Officers during the fiscal year ended December 31, 1997.

                                NUMBER OF           % OF TOTAL
                                SECURITIES        OPTIONS GRANTED
                                UNDERLYING        TO EMPLOYEES IN        EXERCISE
           NAME             OPTIONS GRANTED(#)      FISCAL YEAR      PRICE ($/SH.)(3)    EXPIRATION DATE
           ----             ------------------    ---------------    ----------------    ----------------
Richard Reiss(1)..........        74,026               27.7%              $3.50          January 15, 2007
Richard Reiss(1)..........        25,974                9.7%               3.85          January 15, 2002
Leo Flotron(2)............        20,000                7.5%               3.50            March 12, 2002
Joseph Scotti(2)..........        20,000                7.5%               3.50            March 12, 2002

---------------
(1) The date of grant of these options was January 15, 1997, which became exercisable on January 15, 1998.

(2) The date of grant of these options was March 12, 1997, which became exercisable on March 12, 1998.

(3) The exercise price of the options is equal to the fair market value of shares of Common Stock of the Company on the date of grant of the options except for the 25,974 shares underlying incentive stock options granted to Mr. Reiss which exercise price is equal to 110% of the fair market value on the date of grant.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

     The following table sets forth information with respect to the Named Executive Officers regarding the exercise of options during the last fiscal year and unexercised options held at the end of the fiscal year ended December 31, 1997.

                                                                          NUMBER OF
                                                                         SECURITIES          VALUE OF
                                                                         UNDERLYING         UNEXERCISED
                                                                         UNEXERCISED       IN-THE-MONEY
                                              SHARES                     OPTIONS AT         OPTIONS AT
                                             ACQUIRED       VALUE      FISCAL YEAR END    FISCAL YEAR END
                                            ON EXERCISE    REALIZED     EXERCISABLE/       EXERCISABLE/
NAME                                            (#)          ($)        UNEXERCISABLE      UNEXERCISABLE
----                                        -----------    --------    ---------------    ---------------
Richard Reiss.............................      --           --           0/850,000             0/0
Leo Flotron...............................      --           --            0/95,000             0/0
Joseph Scotti.............................      --           --            0/95,000             0/0

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company leases office and warehouse facilities from Vitamin Realty Associates, L.L.C., a limited liability company, which is 10% owned by Eric Friedman, a director and shareholder of the Company. This lease is for a five year term and expires on May 31, 2002. The base rental for the premises during the term of the lease is $87,040 per annum plus operating expenses. The Company has an option to renew the lease for an additional five year term.

                               CHANGE OF AUDITORS

     On February 16, 1998, the certified public accounting firm of Schneider Ehrlich & Wengrover, LLP ("Schneider") resigned as independent accountants of the Company by mutual agreement with the Company.

     On February 16, 1998, the Audit Committee of the Company's Board of Directors approved the engagement of BDO Seidman, LLP as the Company's principal accountant to audit the Company's financial statements.

     During the Company's fiscal years ended December 31, 1997 and 1996 and the period from January 1, 1998 to February 16, 1998, there were no disagreements between the Company and Schneider on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure.

     For the Company's fiscal years ended December 31, 1997 and 1996, the principal accountant's report on the financial statements of the Company did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     For the Company's fiscal years ended December 31, 1997 and 1996, Schneider did not advise the Company of any of the following:

          (i) Internal controls necessary for the Company to develop reliable financial statements did not exist;

          (ii) Information had come to Schneider's attention that led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

          (iii) The need to expand significantly the scope of its audit or that information had come to its attention that if further investigated may: (1) materially impact the fairness or reliability of whether a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (2) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements, or

          (iv) information had come to its attention that it had concluded materially impacted the fairness or reliability of either (1) previously issued audit report or the underlying financial statements or (2) the financial statements issued to or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

           PROPOSAL NO. 2. APPROVAL OF AMENDMENT OF STOCK OPTION PLAN

     At the Annual Meeting, stockholders will be asked to approve an amendment to the Company's Stock Option Plan (the "Option Plan") to increase by 1,000,000 the number of shares of Common Stock reserved for issuance under the Option Plan to an aggregate of 1,500,000 shares. The Board of Directors approved the amendment on April 23, 1998. The amendments and the Option Plan are summarized below. A copy of the Option Plan is available upon a stockholder's written request to the Company, 225 Long Avenue, Hillside, New Jersey, 07205, Attention:
Secretary.

DESCRIPTION OF THE AMENDMENT

     The amendment increases by 1,000,000 the number of shares of Common Stock reserved for issuance under the Option Plan to an aggregate of 1,500,000 shares. If approved by the stockholders, the amendment shall be effective immediately.

REASONS FOR THE AMENDMENT

     The Board of Directors believes that stock options are an important incentive for attracting, retaining and motivating employees and officers through the opportunity of equity participation. In the view of the Board of Directors, stock options uniquely focus the attention of the officers and employees on the Company's goal of increasing shareholder value, since the options only provide a reward to the extent that the stock price increases. The Board of Directors further believes that stock option grants have been a key element in the Company's growth. The amendment to increase the number of shares of Common Stock under the Option Plan is intended to enable the Company to continue to have an adequate number of shares of Common Stock available for stock options.

     As of March 31, 1998, 175,000 shares of Common Stock remained available for the grant of stock options under the Option Plan. Based on the number of shares remaining under the Option Plan, and the shares anticipated to be needed for the granting of options to attract and retain key employees, sufficient shares are not expected to be available for the grant of stock options without increasing the number of shares available under the Option Plan.

DESCRIPTION OF THE OPTION PLAN

     The Option Plan was adopted by the Board of Directors on December 6, 1996. The Option Plan provides for the granting of "non-qualified stock options" and "incentive stock options" to acquire Common Stock (collectively, "Options") to employees. An aggregate of 1,500,000 shares of Common Stock have been reserved for issuance under the Option Plan, subject to stockholder approval of the amendment. In the event that any outstanding options expire or are terminated, the shares allocable to such expired or terminated Options shall again become available for the granting of Options. If any shares acquired pursuant to the exercise of Options are repurchased by the Company, such shares shall again become available for the granting of Options.

     The terms and conditions of individual option agreements may vary, subject to the following guidelines: (i) the exercise price of Options may not be less than market value on the date of grant, (ii) the term of all Options shall expire on the tenth anniversary of the date of grant, and (iii) no Options may be granted after December 6, 2006.

     The Option Plan is administered by the Stock Option Committee of the Board of Directors (the "Committee"). The Committee determines, among other things:
(i) which officers and employees of the Company shall be granted Options, (ii) the number of shares subject to each such Option, (iii) the amount to be paid by a grantee upon exercise of Options, (iv) the time or times and the conditions subject to which Options may be exercised, and (v) the form of consideration that may be used to pay for shares issued upon exercise of such Options.

     The Option Plan provides that the maximum number of shares of Common Stock for which Options may be granted to any employee during any fiscal year of the Company shall not exceed 100,000 shares of Common Stock.

     The Board of Directors has the authority to amend the Option Plan at any time, provided that stockholder approval is required to (i) increase the limits provided in Section 8.01 of the Option Plan (except by adjustment under Section 8.03), (ii) change or expand the types of Options that may be granted under the Option Plan, (iii) change the class of persons eligible to receive options under the Option Plan, (iv) materially increase either the benefits accruing to participants under the Option Plan or the cost of the Option Plan to the Company, (v) effect a change relating to incentive stock options which is inconsistent with Section 422 of the Code or regulations issued thereunder, or
(vi) make any other change that requires approval of the Company's stockholders under applicable law.

     The Board of Directors may terminate the Option Plan at any time. The Option Plan will terminate on, and Options may not be granted after, December 6, 2006, unless terminated by the Board of Directors prior thereto. The termination of the Option Plan will not alter or impair any rights or obligations under any Options previously granted under the Option Plan.

     The Option Plan provides that Options granted thereunder will not be transferable other than by will or by laws of descent and distribution, and during an optionee's lifetime, Options will be exercisable only by an optionee.

     As of April 1, 1998, Options to purchase an aggregate 325,000 shares of Common Stock have been granted under the Option Plan. As of April 1, 1998, Options to purchase 175,000 shares of Common Stock have been granted to all current executive officers of the Company as a group, including Mr. Reiss, 100,000 shares, Mr. Flotron 20,000 shares and Mr. Scotti, 20,000. As of April 1, 1998, no Options have been granted to any current directors who are not officers.

     The market value of the Common Stock as of the close of business on April 1, 1998, as reflected by the closing price of the Common Stock on the Boston Stock Exchange, was $2.00 per share and as quoted on the OTC Electronic Bulletin Board was $1.50 per share (bid) and $1.50 per share (asked).

FEDERAL INCOME TAX CONSEQUENCES

     The tax consequences of incentive stock options and non-qualified options are complex. Therefore, the description of tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. The tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     Incentive stock options granted pursuant to the 1996 Option Plan are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Code. If an optionee makes no disposition of the shares acquired pursuant to exercise of an incentive stock option within one year after the transfer of shares to such optionee and within two years from grant of the option, such optionee will realize no taxable income as a result of the grant or exercise of such option; any gain or loss that is subsequently realized may be treated as long-term capital gain or loss, as the case may be. Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to either the issuance of such incentive stock options or the transfer of shares upon their exercise.

     If shares subject to incentive stock options are disposed of prior to the expiration of the above time periods (a "disqualifying disposition"), the optionee will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (i) the excess of market value of the shares on the date of exercise over the option price, or (ii) the gain recognized on such disposition. Such amount will ordinarily be deductible by the Company for federal income tax purposes in the same year, provided that the Company satisfies certain federal income tax reporting requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

     Non-qualified options may also be granted under the Option Plan. An optionee who exercises a non-qualified option will recognize as taxable ordinary income, at the time of exercise, an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Such amount will ordinarily be deductible by the Company in the same year, provided that the Company satisfies certain federal income tax withholding requirements that may be applicable.

     The discussion above pertaining to a deduction for the Company is qualified by the application of Section 162(m) of the Code. Pursuant to Section 162(m), the maximum allowable deduction for compensation paid or accrued by the Company with respect to the chief executive officer of the Company or any of the four most highly compensated officers of the Company (other than the chief executive officer) is limited to $1 million per year. However, compensation is tax deductible without regard to such limitations if the compensation satisfies the "performance-based" requirements of the rules and regulations under Section 162(m). The Option Plan is intended to meet the requirements of Section 162(m).

RECOMMENDATION AND VOTE

     The amendment to the Option Plan will be submitted to stockholders for their approval at the Annual Meeting. The proposal to adopt the amendment to the Option Plan must be approved by the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE STOCK OPTION PLAN.

                        PROPOSAL NO. 3. RATIFICATION OF
                    THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed the firm of BDO Seidman, LLP as independent auditors to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 1998, subject to ratification by the stockholders of the Company.

     A member of BDO Seidman, LLP is expected to be present at the Annual Meeting and to be provided with an opportunity to make a statement if such member desires to do so and to be available to respond to appropriate questions from stockholders.

RECOMMENDATION AND VOTE

     Approval of the Independent Auditors Proposal requires the affirmative vote of a majority of the votes cast by holders of Common Stock entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE INDEPENDENT AUDITORS PROPOSAL.

                  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholder proposals to be included in the Company's proxy statement with respect to the 1999 Annual Meeting of Stockholders must be received by the Company at its executive offices located at 225 Long Avenue, Hillside, New Jersey 07205 no later than January 15, 1999.

                         OTHER BUSINESS OF THE MEETING

     The Company is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, inasmuch as matters of which management of the Company is not now aware may come before the Annual Meeting or any adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their discretion with respect thereto.

                             ADDITIONAL INFORMATION

     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1997 MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO THE CHIEF FINANCIAL OFFICER, ALL COMMUNICATIONS CORPORATION, 225 LONG AVENUE, P.O. BOX 794, HILLSIDE, NEW JERSEY 07205

                                          By Order of the Board of Directors

                                          RICHARD REISS
                                          Chairman, President and
                                          Chief Executive Officer

May 15, 1998

                         ALL COMMUNICATIONS CORPORATION

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON JUNE 19, 1998
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Kate Shuster and Maureen Rini, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of All Communications Corporation, to be held June 19, 1998, and at any adjournment or adjournments thereof, on the matters set forth on the reverse side and such other matters as may properly come before the meeting.

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

Please sign exactly as name appears hereon, date and return in the enclosed business reply envelope. Joint owners should each sign personally. Corporation proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should so indicate when signing.


Please provide new address, if applicable.

_______________________________

_______________________________

_______________________________

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1.  Election of Directors:                FOR ALL     WITH-       FOR ALL
                                          NOMINEES    HOLD        EXCEPT

            Richard Reiss                 [ ]         [ ]         [ ]
            Robert B. Kroner
            Andrea Grasso

IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE(S), MARK THE "FOR ALL EXCEPT" BOX ABOVE AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S) YOU DO NOT WISH TO VOTE FOR. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

2.  Approval of proposal to amend         FOR         AGAINST     ABSTAIN
All Communications Corporation Stock      [ ]         [ ]         [ ]
Option Plan.

3.  Ratification of the selection of      FOR         AGAINST     ABSTAIN
BDO Seidman, LLP as independent           [ ]         [ ]         [ ]
auditors.


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Mark box at right if an address change has been noted on the reverse side of this card.
                                                            [ ]


                                               ---------------------------------
Please be sure to sign and date this Proxy.    Date
--------------------------------------------------------------------------------


Stockholder sign here                          Co-owner sign here
--------------------------------------------------------------------------------

                         ALL COMMUNICATIONS CORPORATION
                                STOCK OPTION PLAN

SECTION 1. PURPOSE.

            All Communications Corporation (The "Company") depends on the initiative, effort and judgment of its employees for the successful conduct of its business. The purpose of this Stock Option Plan (The "Plan") is to provide long-term incentive compensation to certain employees whose performance can make a substantial contribution to the long-term growth and prosperity of the Company. The Plan is designed to encourage existing and future employees to increase the long-term value of the Company to its stockholders by affording such employees opportunities to become stockholders and thereby to share the risks and rewards which accompany such status.

SECTION 2. DEFINITIONS.

            As used in this Stock Option Plan the following terms have the meanings stated in this Section 2. The singular includes the plural, and the masculine gender includes the feminine and neuter genders, and vice versa, as the context requires. The word "person" includes any natural person and any corporation, firm, partnership or other form of association.

            "Board" means the Board of Directors of the Company.

            "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

            "Committee" means a committee of two or more Non-Employee
Directors.

            "Company" means All Communications Corporation.

            "Date of Grant" means the date on which the Board acts to make the award of a Stock Option hereunder, or such later date as it specifies when it makes the award.

            "Director means a member of the Board.

            "Disability" means a permanent and total disability as defined in
Section 22 (e) (3) of the Code.

            "Employee" shall mean (i) with respect to an Incentive Stock option, any person including an officer or employee-director of the Company, who, at the time an Incentive Stock Option is granted to such person hereunder, is employed on a full-time basis by any member of the Group, and (ii) with respect to a Non-Statutory Stock Option, any person employed by or performing services for any member of the Group, including, without limitation, employee-directors and officers.

            "Exercise Date" means the date on which the Company receives a notice of the exercise of a Stock Option, which notice meets the requirements of this Plan.

            "Fair Market Value" for purposes of valuing Stock shall be determined as follows:

            (i) If the Stock is principally traded on an exchange or market in which prices are reported on a bid and asked basis, the mean between the bid and the asked price for the Stock at the close of trading on the Date of Grant;

            (ii) If the Stock is principally traded on a national securities exchange, the closing price of the Stock on the Date of Grant; and

            (iii) If the Stock is neither traded on the over-the-counter market nor listed on a national securities exchange, such value as the Board, in good faith, shall determine.

            "Group" means the Company, each parent corporation to the Company, and each of the Company's subsidiaries, as these terms are defined in Section 424 of the Code.

            "Incentive Stock Option" means a Stock Option intended to qualify as an incentive stock option under Section 422 of the Code.

            "Non-Employee Director" shall have the meaning given it in Section 16b-3 of the Securities Exchange Act.

            "Participant" means an individual to whom a Stock Option has been awarded hereunder.

            "Plan" means this Stock Option Plan of the Company.

            "Qualified Person" means a Participant's legal guardian or legal representative or a deceased Participant's heir or legatee who has a legal right to or in respect of a Stock Option of that Participant.

            "Securities Exchange Act" means the Securities Exchange Act of 1934, as it may be amended from time to time.

            "Share" means a share of Stock.

            "Stock" means common stock of the Company having no par value.

            "Stock Option" means an Incentive Stock Option or a Non-Statutory Stock Option.

            "Stock Option Agreement" means the form of agreement described in
Section 5.01(d).

SECTION 3. ADMINISTRATION.

            3.01. Administrative Body. Subject to Section 3.02, the Plan shall be administered by the Board. The Board may in its sole discretion, but subject to Section 3.02, delegate the authority to administer the Plan to the Committee. If the Committee has been delegated the authority to administer the Plan, all references to the Board in this Plan (except in this Section 3.01, Section 3.02 and Section 9) shall mean and refer to the Committee.

            3.02. Public Company. If any member of the Group has any stock registered under Section 12 of the Securities Exchange Act, This Section 3.02 shall apply.

            (a) The Board shall delegate the authority to administer the Plan to the Committee.

            (b) In the event that compensation of the Participant which when added to compensation attributable to Stock Options granted to Such Participant hereunder, will cause such Participant to earn compensation in excess of the limitations set forth under Section 162 (m), this Subsection (b) shall apply. In such event, the Board shall delegate the authority to establish the performance goal under which Stock Options will be awarded hereunder pursuant to Section
4.01 to a Committee comprised solely of two or more "outside directors" as that term is defined under Treasury Regulation Section 1.162-27 (e) (3).

            3.03. Authority. The Board or the Committee, as the case may be, shall have the sole authority and discretion to:

            (a) grant Stock Options under this Plan,

            (b) subject to the limitations set forth in Section 5 hereof, determine the terms and conditions of all Stock Options, including, without limitation. (i) selecting the Participants who are to be granted Stock Options hereunder; (ii) designating whether any Stock Option to be granted hereunder is to be an Incentive Stock Option or a Non-Statutory Stock Option; (iii) establishing the number of shares of Stock that may be issued under each Stock Option; (iv) determining the time and the conditions subject to which Stock Options may be exercised in whole or in part; (v) determining the form of the consideration that may be used to purchase shares of Common Stock upon exercise of any Stock Option (including the circumstances under which the issued and outstanding shares of Common Stock may be used by a Participant to exercise a Stock Option); (vi) imposing restrictions and/or conditions with respect to shares of Common Stock acquired upon exercise of a Stock Option; (vii) determining the circumstances under which shares of Common Stock acquired upon exercise of any Stock Option may be subject to repurchase by the Company; (viii) determining the circumstances and conditions subject to which shares acquired upon exercise of a Stock Option may be sold or otherwise transferred, including without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired upon exercise of a Stock Option may be subject to the Company's right of first refusal as well as the terms and conditions of any such right of first refusal;
(ix) establishing a vesting provision for any Stock Option relating to the time (or the circumstance) when the Stock Option may be exercised by a Participant, including vesting provisions which may be contingent upon the Company meeting specified financial goals; (x) accelerating the time when outstanding Stock Options may be exercised, provided, however, that any Incentive Stock Options shall be "accelerated" within the meaning of Section 424 (h) of the Code, and
(xi) establishing any other terms, restrictions and/or conditions applicable to any Stock Option not inconsistent with the provisions of this Plan; provided, however, that the terms, conditions and restrictions of Stock Options may vary from Participant to Participant and from award to award.

            (c) prescribe the form of agreements awarding and governing the Stock Options as provided in Section 5.01 (d),

            (d) interpret the Plan,

            (e) establish any rules or regulations relating to the Plan and

            (f) make all other determinations for the proper administration of the Plan.

            The Board's decisions on matters relating to the Plan shall be final and conclusive on the Group and Participants and their respective successors, assigns, transferees, heirs and representatives.

SECTION 4. ELIGIBILITY.

            4.01. Designation of Individuals Eligible to Participate. Stock Options may be granted to any Employee. The Board shall have the sole authority to select the persons to whom Stock Options are to be granted hereunder, and to determine whether a person is to be granted a Non-Statutory Stock Option or an

Incentive Stock Option or any combination thereof. No person shall have any right to participate in the Plan.

            4.02. Participants. The Board may consider any factor in determining the type (Incentive and/or Non-Statutory) and amount of a Participant's Stock Option, including, but not limited to, (a) the current or anticipated financial condition of the Group, (b) the contributions by the Participant to the Group and (c) the other compensation provided to the Participant. The Board's award of a Stock Option to a person in any year shall not require the Board to award any Stock Option to that person in any other year.

SECTION 5. TERMS AND CONDITIONS OF STOCK OPTIONS.

            5.01. General. All Stock Options shall be subject to the following conditions:

            (a) Except as provided in Section 7.04, each Stock Option shall have an option price at least equal to the Fair Market Value of the Shares subject to the option on the Date of Grant, as determined by the Board.

            (b) Each Stock Option shall expire on the tenth anniversary (10th) of the Date of Grant.

            (c) Each Stock Option shall be exercisable by the Participant during his lifetime only by him; shall be transferable by him only by will or under the laws of descent and distribution and shall be exercisable during its term as determined by the Board. After a Participant's death or upon a Participant's legal incapacity, each Stock Option may be exercised only by the Participant's Qualified Person.

            (d) Each Stock Option shall be evidenced by a written option agreement (the "Stock Option Agreement") identifying the type or types of Stock Options awarded and stating the price, term and method of exercise of the Stock Option, the number of Shares as to which the Stock Option is granted, the disposition of the Stock Option to the extent unexercised upon the termination of the Participant's employment by the Company, and such other terms and conditions as the Board considers advisable that are not inconsistent with the Plan, including, but not limited to, transfer restrictions, rights of first refusal, forfeiture provisions, representations and warranties of the Participant and provisions to ensure compliance with all applicable laws, regulations and rules and compliance with the terms of the Plan. The participant must execute and deliver the Stock Option Agreement to the Company as a condition to the effectiveness of the Stock Option. The Board may also determine to enter into agreements with Participants to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as Non-Statutory Stock

Options.

            (e) Upon the forfeiture of a Stock Option it may be granted to another Participant.

            5.02. Types of Stock Options. In the discretion of the Board, a Participant may be awarded Non-Statutory Stock Options, Incentive Stock Options, or any combination of the foregoing.

            5.03. Incentive Stock Options. Incentive Stock Options shall be subject to the additional requirements set forth at Section 7.

            5.04. Other Conditions. At its sole discretion, the Board may impose additional or other conditions on Stock Options, provided that such conditions are not inconsistent herewith. The grant of Stock Options and issuance of shares of Stock pursuant to any Stock Option shall be subject to the condition that if at any time the Board shall determine, in its discretion, that the registration, qualification or listing or such Stock Options or shares of Stock under any state or federal law or upon any securities exchange, or the consent or approval of any government regulatory authority or evidence of the investment intent of the Participant, is necessary or desirable as a condition to the granting of such Stock Option or the Issuance of such shares, such Stock Option or issuance may not be made, in whole or in part, unless and until such registration, qualification listing, consent or compliance, or evidence thereof, shall have been effected or obtained free of any conditions not acceptable to the Board. Without limiting the foregoing, the Board may impose such restrictions on the transferability of shares issued pursuant to a Stock Option as may be necessary to ensure compliance with all applicable securities laws.

SECTION 6. EXERCISE OF STOCK OPTIONS

            6.01. (a) General. A Stock Option granted under the Plan may be exercised by delivery to the Secretary or any Assistant Secretary of the Company of written notice of election to exercise, signed by the Participant or by his Qualified Person, specifying the number of shares with respect to which the Stock Option is being exercised and specifying a date, which shall be a business day not less than seven (7) nor more than fifteen (15) days after delivery of such notice to the Company, on which date the Company shall deliver, or cause to be delivered to the Participant, or to his Qualified Person, a certificate or certificates for the number of shares specified against receipt of the entire purchase price therefor. The notice shall be accompanied by full payment of the purchase price for the Shares (a) in United States dollars in cash or by certified check, (b) at the discretion of the Board, by delivery of previously acquired Shares having a Fair Market Value equal on the date of exercise to the cash exercise price of the

Stock Option, or (c) at the discretion of the Board, by a combination of (a) and
(b) above.

            (b) The Participant shall have no rights of a stockholder with respect to such Shares until such Shares are issued and delivered as herein provided.

            6.02. Vesting. The right to exercise a Stock Option is limited as hereinafter provided:

            (a) A Stock Option may be exercised as hereinafter provided only to the extent that it has become vested as provided herein.

            (b) A Stock Option shall vest to the extent of one hundred (100%) percent of the shares of Stock covered by the Stock Option on the first anniversary of the Date of Grant, provided that the Participant shall have been continuously employed by a member of the Group from the Date of Grant to such anniversary thereof as may be applicable.

            6.03. Time Limits. (a) A Stock Option shall terminate in all respects on, and no exercise as to any Shares covered by a Stock Option shall be honored on or after the expiration of ten (10) years from the Date of Grant thereof.

            (b) Except as provided in Section 7.04, a Stock Option may be exercised, to the extent it is vested, at any time.

            (c) If a Stock Option is not exercised for all shares of Stock as to which the Stock Option has vested, it shall be exercised only in blocks of 10 shares or more except that for the purpose of purchasing all of the shares as to which a Stock Option has vested at the time of exercise, the Stock Option may be exercised for the entire balance of shares as to which such Stock Option has then vested. The holder of more than one vested and outstanding Stock Option may exercise such Stock Options concurrently for the purpose of obtaining blocks of 10 shares or more.

            (d) If a Participant's employment is terminated for any reason other than the Participant's death or Disability, any Stock option held by such Participant, to the extent that such Stock Option or Stock Options have become vested under Subsection 6.02(b) hereof prior to or on the date of such termination of Participant's employment, shall be exercisable to the extent so vested within but only within the period of three (3) months next succeeding such termination of Participant's employment. Any such Stock Option not exercised as aforesaid shall terminate.

            (e) A Stock Option held by a Participant who dies while in the employ of a member of the Group or terminates employment with a member of the Group by reason of Disability as determined by the Board shall, to the extent that such Stock Option or Stock Options have become vested under Subsections 6.02(b) hereof prior to or on the date of such Participant's death or termination by reason of Disability, be exercisable by him or his Qualified Person, as the case may be, within but only within the period of one year next succeeding such Participant's death or termination as aforesaid and then only to the extent of such vesting. Any such Stock Option not exercised as aforesaid shall be terminated.

             6.04. Other Conditions. (a) Except as provided above, no Stock Option may be exercised unless the Participant is in the employ of a member of the Group on the date of delivery to the Company of the Participant's written notice of election to exercise the Stock Option pursuant to Subsection 6.01 (a) hereof and unless the Participant shall have been continuously employed by a member of the Group from the Date of Grant of the Stock Option to the date of delivery of said written notice. Anything herein to the contrary notwithstanding, employment shall be deemed to have ceased on the date specified by the Company whether or not the Participant shall thereafter receive severance pay or other benefits or render additional services to a member of the Group, provided nevertheless that for all purposes of the Plan a Participant's employment by a member of the Group shall be considered as continuing during the period of any authorized leave of absence unless the authorization provides otherwise.

            (b) It is a condition of the grant, acceptance or exercise of a Stock Option that no claim or cause of action for loss of any benefits under the Plan or any individual Stock Option Agreement thereunder shall accrue to the Participant by reason of any termination of employment whether by reason of retirement or for any other reason including discharge with or without cause.

            (c) Any attempted transfer, assignment, pledge, hypothecation or other form of change of ownership of a Stock Option otherwise than by will or by the laws of descent and distribution shall be an invalid transaction. The Company shall have no obligation to issue shares or to make any payment pursuant to such invalid transaction, and the Board may in its discretion terminate the Stock Option which is the subject of such invalid transaction. Any attempted levy of attachment or like proceeding on such Stock Option shall be null and void.

SECTION 7. INCENTIVE STOCK OPTION

            7.01. Compliance With Code Section 422. It is intended that Incentive Stock Options granted under the Plan shall constitute Incentive Stock Options within the meaning of Section 422 of the Code. Each Stock Option Agreement referred to in Section 5.01(d) and which awards Incentive Stock Options shall contain or be deemed to contain all provisions required in order to


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

qualify such Stock Options as Incentive Stock Options under Section 422 of the Code, and the provisions of this Plan shall be interpreted and construed to effect such treatment under that Section.

            7.02. Limitations on Amounts. The aggregate Fair Market Value on the Date of Grant of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all Stock Option Agreements with the Group) shall not exceed ONE HUNDRED THOUSAND DOLLARS ($100,000).

            7.03. Time of Grant. All Incentive Stock Options must be granted within ten (10) years from the earlier of (i) the date on which this Plan is adopted by the Board or (ii) the date this Plan is approved by the shareholders of the Company.

            7.04. Special Rule for Ten Percent Shareholders. No incentive Stock Option shall be granted to any Participant who, at the time the Stock Option is granted, owns (within the meaning of Section 422 of the Code) stock having more than 10% of the total combined voting power of all classes of stock of the Company or any member of the Group, unless the option price is equal to at least 110% of the Fair Market Value of the Shares subject to the Stock Option on the Date of Grant and the Stock Option is not exercisable later than five years from the Date of Grant.

SECTION 8. RESERVATION OF SHARES AND CHANGES IN CAPITALIZATION.

            8.01. The Company hereby reserves five hundred thousand (500,000) shares of its authorized but unissued Stock or Treasury Stock for issuance pursuant to the exercise of Incentive Stock Options or Non-Statutory Stock Option as the Board shall determine. The maximum number of shares with respect to which Stock Options may be granted during any twelve (12) month period to a Participant is one hundred thousand (100,000). The Company may issue either authorized but unissued Stock or Treasury Stock upon exercise of any Stock Option. The number of Shares of authorized but unissued Stock reserved for such issuance shall be reduced by any shares of Treasury Stock issued upon exercise of any Stock Option. The aggregate number and types of Shares reserved under the Plan to which Stock Options may be granted to any individual shall be appropriately adjusted in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in capitalization in order to prevent dilution as provided in Section 8.03.

            8.02. Expiration and Cancellation. If a Stock Option granted under the Plan expires, is terminated or is otherwise cancelled before exercise, that Stock Option and the related Shares shall apply toward the limits provided in
Section 8.01. If Shares


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

issued or awarded under this Plan are forfeited, cancelled, terminated or reacquired by the Company, those forfeited, cancelled, terminated or reacquired Shares, shall not apply toward the limits provided in Section 8.01 and shall be available immediately for the grant of Stock Options.

            8.03 Dilution and Other Changes: (a) The Board shall adjust the number of shares and types of securities subject to Stock Options and the exercise price of the Stock Options as may be appropriate to prevent the dilution of Participant's rights or to preserve the Company's position in the event of a reorganization, recapitalization, stock split, reverse stock split, stock dividend, exchange or combination of shares, merger, consolidation, rights offering or any change in capitalization. The determination of the Board as to any adjustments shall be binding upon the Participants and their legal representatives.

            (b) If at any time prior to the expiration or complete exercise of a Stock Option, the Company shall be consolidated with, or merged into, any other corporation, lawful provision shall shall be made as part of the terms of each such consolidation or merger, so that there may thereafter be purchased upon the exercise of such Stock Option, in lieu of each share remaining under such Stock Option, but at the same option price, the same kind and amount of securities or property (including in such terms, stock of any class or classes or cash) as may be issuable, distributable or payable upon such consolidation or merger with respect to each share of stock (of the class called for by such Stock Option) of the Company outstanding immediately prior to such consolidation or merger; provided, however, that the Board may require that the exercise of the Stock Option under the provisions of this Subsection 8.03(b) must be made within a specified period of time after the effective date of the consolidation or merger of the Company and provided further that the Stock Option may be exercised only to the extent it had vested before or on such effective date.

SECTION 9. GENERAL.

            9.01. Effective Date. This Plan was adopted by the Board as of December 6, 1996. The Plan is subject to stockholder approval. If approved by the stockholders, the Plan will take effect as of December 6, 1996. Unless so approved within one year of the Plan's adoption by the Board, the Plan shall not be effective for any purpose and shall be null and void. Before that approval by the stockholders, the Board may award Stock Options; provided, however, that no Stock Option may be exercised before that approval. If that approval is not received within one year, then those previously awarded Stock Options shall be of no effect and shall be null and void.

            9.02. Duration. Unless the Plan is terminated earlier, the Plan shall terminate 10 years from the date on which the Plan is adopted by the Board. No Stock Option or other rights under the Plan shall be granted thereafter. The Board, without further approval of the Company's stockholders, may at any time before that date terminate the Plan. After termination of the Plan, no further Stock Options may be granted under the Plan. Stock Options granted before any termination shall continue to be exercisable in accordance with the terms of the Stock Option.

            9.03. Notices. Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company (1) on the date it is personally delivered to the Secretary of the Company at its principal executive offices or (2) three business days after it is sent by registered or certified mail, postage prepaid, addressed to the Secretary at such offices, and shall be deemed delivered to an optionee (1) on the date it is personally delivered to him or her or (2) three business days after it is sent by registered or certified mail, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Company.

            9.04. Withholding. Upon the exercise of any Stock Option, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for shares of Common Stock. Upon the disposition of any Common Stock acquired by the exercise of a Stock Option, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements as a condition to the registration of the transfer of such Common Stock on its books. Whenever under the Plan, payments are to be made by the Company in cash or by check, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements.

            9.05. No Right To Continued Employment. No Participant under the Plan shall have any right to continue in the employ of the Company or any member of the Group for any period of time because of his or her participation in the Plan.

            9.06. No Right as Stockholder. No Participant or Qualified Person shall have the rights of a stockholder with respect to the Shares covered by a Stock Option unless a stock certificate is issued to that person for the Shares. No adjustment shall be made for cash dividends or similar rights for which the record date is before the date on which such stock certificate is issued.

            9.07. Amendment of the Plan. The Board may amend the Plan from time to time in such respects as the Board deems advisable. No such amendment, however, shall (a) change or impair a Stock Option without the consent of the Participant or Qualified

Person holding that Stock Option, or (b) without the prior approval of the Company stockholders (i) increase the limits provided in Section 8.01 (except by adjustment under Section 8.03), (ii) change or expand the types of Stock Options that may be granted under the Plan, (iii) change the class of persons eligible to receive Stock Options under the Plan, (iv) materially increase either the benefits accruing to Participants under the Plan or the cost of the Plan to the Company, (v) effect a change relating to Incentive Stock Option granted hereunder which is inconsistent with Section 422 of the Code or regulations issued thereunder, or (vi) make any other change that requires approval of the Company stockholders under applicable law.

            9.08. Fractional Shares. In no event shall a fraction of a Share be purchased or issued under the Plan without Board approval.

            9.09. Application of Funds. The proceeds received by the Company from the sale of Shares under the Plan shall be used for general corporate purposes.

            9.10. Other Incentives and Plans. Nothing in this Plan shall prohibit any member of the Group from establishing other employee incentives and plans.

            9.11. Governing Law. The validity and construction of the Plan and of each Stock Option Agreement shall be governed by the laws of the State of New Jersey, excluding the conflict-of-laws principles thereof.


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